                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), is entered into as of March 7, 2008, among SOUTHWEST IOWA RENEWABLE ENERGY, LLC, an Iowa limited liability company (the "Borrower"),  AGSTAR FINANCIAL SERVICES,  PCA ("AgStar"),
the additional  commercial,  banking or financial  institutions whose signatures appear on the signature  pages hereof or which  hereafter  become parties hereto pursuant to Section 8.07 of that certain Credit  Agreement dated May 2, 2007 (as amended,  restated,  supplemented  or otherwise  modified from time to time, the
"Credit  Agreement")  (AgStar and such other additional  commercial,  banking or financial institutions are sometimes referred to hereinafter collectively as the
"Banks" and individually as a "Bank"),  and AGSTAR FINANCIAL SERVICES,  PCA, and
its  successors  and  assigns,  as Agent (the  "Agent") for itself and the other
Banks.  Capitalized  terms used and not otherwise  defined herein shall have the meanings assigned to them in the Credit Agreement.

                                    RECITALS

     A. The Borrower,  the Agent and the Banks  entered into a Credit  Agreement and related  Loan  Documents  dated May 2, 2007 (the "Credit  Agreement")  under which  the  Banks  agreed  to extend  certain  financial  accommodations  to the
Borrower.

     B. Certain  Project Cost overruns (the "Project Cost  Overruns") and Events of Default have  occurred and the Borrower is in violation of certain  covenants under the Credit Agreement and the Disbursing Agreement.

     C. The  Borrower  has  requested  the  Banks  waive all  existing  covenant violations  and Events of Default  arising out of or related to the Project Cost
Overruns.

     D. The Borrower has also requested the Banks approve a revised construction budget and  Project  Sources  and Uses  Statement  for the  Project,  consent to certain additional  subordinated  financing for the Project,  and consent to the partial release of certain  Collateral to permit the construction of an electric utility substation to serve the Project.

     E. The Banks are willing to agree to the forgoing waivers,  approvals,  and consents on the terms and conditions set forth in this Amendment.

                                    AGREEMENT

     NOW THEREFORE,  in consideration of the premises herein contained,  and for other good and valuable consideration,  the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Waiver and Consent.

          1.1.  Waiver.  Subject to the terms and conditions of this  Amendment, the Banks  hereby:  (i) waive any and all covenant  violations or Events of
     Default as of the date of this Amendment, if any, arising out of or related to increased  Project Costs,  under the Credit Agreement and Loan Documents arising out of or related to the Project  Cost  Overruns;  (ii) approve the
     Project Sources and Uses Statement,  as defined below; and (iii) consent to the terms and conditions of the Commerce Bank Loan, as defined  below.  The
     Borrower  agrees  that the  Banks'  waiver set forth in this  Amendment  is limited to existing  covenant  violations and Events of Default,  which are existing and known to the Banks as of the date of this Amendment,  and that the terms and conditions of the Credit Agreement (as amended  hereby),  the
     Amended and  Restated  Disbursing  Agreement  and all other Loan  Documents shall remain in full force and effect.

          1.2. Non-waiver. The Borrower hereby affirms its obligations under the
     Credit Agreement (as amended hereby),  the Amended and Restated  Disbursing
     Agreement and the Loan Documents and agrees that this  Amendment  shall not be deemed to be a waiver of any  requirements  of, or rights  and  remedies under, the Loan Documents except as specifically provided herein.

     2.  Definitions,  Terms  and  Covenants.  Except  as  amended  hereby,  all capitalized  terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          2.1. Amended, Restated and Added Definitions. Effective as of the date of this Amendment,  the following definitions as used in the Loan Documents are amended and restated as follows:

          "Amendment" means this First Amendment to Credit Agreement dated as of
          March 7, 2008,  among the Borrower,  the Agent,  and the Banks a party thereto.

          "Borrower's  Equity"  means funds,  consisting  of member cash equity, grants,  Subordinated  Debt,  and earnings on such  amounts,  equal to
          $70,000,000.00 plus the amount equal to the difference between (x) the final  Project  Costs  determined  on the  Completion  Date,  and  (y)
          $189,645,000.00.

          "Bunge" means Bunge North America, Inc., a New York corporation

          "Commerce Bank" means Commerce Bank, N.A..

          "Commerce  Bank Loan"  means that  certain  loan made to  Borrower  by
          Commerce Bank under that certain  Promissory Note dated March 7, 2008, in the maximum principal amount of $36,000,000.00.

          "Commerce  Bank  Loan  Documents"  means  and  includes  that  certain
          Promissory  Note and all other  documents,  instruments and agreements evidencing the Commerce Bank Loan.

          "Commerce Bank Loan Maturity Date" means March 1, 2009.

          "Completion  Certificate"  means a  certificate  in form and substance acceptable  to the  Agent,  executed  by  the  Borrower,  the  General
          Contractor  and the  Inspecting  Engineer  stating that the Project is completed  and that the  processing  equipment  and fixtures are fully operational.

          "Completion  Date" means the earlier of (i) December 31, 2008, or (ii)
          the date a Completion Certificate is issued for the Project.

          "Disbursing  Agreement"  means the  Amended  and  Restated  Disbursing
          Agreement  dated  as of the  date of the  Amendment,  executed  by the
          Disbursing  Agent,  the Borrower  and the Agent,  as the same may from time to time be amended, modified, or supplemented.

          "Equity  Escrow  Fund"  has  the  meaning  ascribed  to it in  Section
          5.01(u)(iii).

          "Harris" means the Harris Group,  Inc.,  and its permitted  successors and assigns.

          "Harris  Report"  means that certain  report dated  February 14, 2008, issued by Harris and delivered to the Agent.

          "ICM" means ICM, Inc. a Kansas corporation.

          "Interest  Period"  means  (for each Loan) (a)  initially,  the period beginning  on (and  including)  the date on which the Loan is made and ending on (but  excluding)  the first day of the next  calendar  month thereafter;  and (b) thereafter,  each period  commencing on the first day of each  succeeding  calendar  month  thereafter and ending on the last  day of  such  month.  Notwithstanding  the  foregoing:  (a)  any
          Interest Period which would otherwise  extend beyond the Maturity Date shall  end on the  Maturity  Date,  and (b)  other  than  the  initial
          Interest  Period and the final  Interest  Period,  no Interest  Period shall have a duration of less than one (1) month.

          "LIBOR  Rate"  (London  Interbank  Offered  Rate)  means the One Month
          London Interbank  Offered Rate ("One Month LIBOR"),  rounded upward to the nearest ten  thousandth of one percent,  reported on the tenth day of the month preceding each Interest Period by the Wall Street Journal in its daily listing of money rates, defined therein as the average of interbank offered rates for dollar deposits in the London market. If a
          One Month LIBOR rate is not reported on the tenth day of a month,  the
          One Month LIBOR rate reported on the first  business day preceding the tenth  day of the  month  will be used.  If this  index  is no  longer available,  Lender  will  select  a new  index  which  is  based  upon comparable information.

          "Loan  Documents"  means  (as  amended,   restated,   supplemented  or
          otherwise  modified from time to time) this Agreement,  the Notes, the
          Bank Supplements,  the Letters of Credit, the Security Agreement,  the
          Mortgage,  the  Disbursing  Agreement,  the Issuer's  letter of credit requests  and  reimbursement  agreements,  and all  other  agreements, documents, instruments, and certificates of the Borrower delivered to, or in favor of,  the Agent or the Banks  under  this  Agreement  or in connection herewith or therewith, including all agreements, documents, instruments,  certificates  delivered in connection with the extension of  Advances by the Banks,  and all  documents  governing  the Hedging
          Obligations.

          "Ordinary Trade Payable Dispute" means trade accounts  payable,  in an aggregate  amount  not in excess of One  Hundred  Thousand  and No/100
          Dollars  ($100,000.00) with respect to the Borrower,  and with respect to which:  (a) there exists a bona fide  dispute  between the Borrower and the vendor,  (b) the Borrower is contesting the same in good faith by  appropriate  proceedings,  and (c) the  Borrower  has  established appropriate reserves on its financial statements.

          "Plans and  Specifications"  means the final plans and  specifications for the  construction  of the  Project,  to be prepared by the General
          Contractor   and   approved   by  the  Agent,   and  all   amendments,
          modifications or supplements thereof approved by Harris and the Agent.

          "Project  Sources and Uses  Statement"  means the Project  Sources and
          Uses  Statement  dated as of  January  31,  2008,  attached  hereto as
          Exhibit A.

          "Refunding  Advance"  shall  have the  meaning  set  forth in  Section
          2.03(p).

          "SIRE Letters of Credit" means the letter of credit issued in favor of
          Commerce  Bank by UMB,  N.A. in the amount of  $27,360,000.00  and the letter of credit  issued in favor of  Commerce  Bank by Intrust  Bank,
          N.A. in the amount of $8,640,000.00.

          "SIRE Letter of Credit Documents" means the SIRE Letters of Credit and all other  agreements,  documents,  instruments  and  certificates  in connection to the SIRE Letters of Credit.

          "Subordinated  Debt" means (i) One Hundred Thousand and No/100 Dollars
          ($100,000.00)  loan from the Iowa Department of Economic  Development;
          and (ii) the Commerce Bank Loan.

          "Sworn Construction  Statement" means a sworn construction  statement, sworn  to by the  Borrower  and the  General  Contractor  dated  as of
          January 31, 2008, attached hereto as Exhibit B.

          2.2. Amended, Restated and Added Terms and Covenants.  Effective as of
     the  date  of this  Amendment,  the  following  terms  as used in the  Loan
     Documents are amended and restated as follows:

               a. Section  2.02(c).  Section 2.02(c) of the Credit  Agreement is
          amended and restated to read as follows:

               (c) Interest Rate.  Subject to the provisions of this  Agreement, the outstanding  principal balance of the Construction Loan shall bear  interest at a variable  rate  determined by the Agent to be three hundred  sixty-five (365) basis points above the LIBOR Rate in effect on the date of the first Advance made to Borrower under the  Convertible  Note,  and shall  thereafter be adjusted as and when the LIBOR Rate changes.  All such adjustments to the rate of interest  shall be made and become  effective as of the first day of the month  following  the date of any change in the LIBOR Rate
               and  shall  remain  in  effect  until  and   including   the  day
               immediately  preceding  the next such  adjustment  (each such day hereinafter being referred to as an "Adjustment  Date"). All such adjustments to said rate shall be made and become effective as of the  Adjustment  Date,  and said rate as adjusted shall remain in effect until and including the day immediately preceding the next
               Adjustment  Date.  Interest  hereunder  shall be  computed on the basis of a year of three  hundred  sixty  five  (365)  days,  but charged for actual days  principal  is  outstanding.  In no event shall the applicable rate exceed the Maximum Rate.

               b. Section  2.02(g).  Section 2.02(g) of the Credit  Agreement is
          amended and restated to read as follows:

               (g) Loan in Balance,  Deposit of Funds by Borrower.  The Borrower
               shall keep the  Construction  Loan in balance as provided in this
               Section 2.02(g).  If the Agent at any time reasonably  determines
               (after  consultation  with independent  third parties when deemed necessary  or  advisable  by the  Agent)  that the  amount of the undisbursed Construction Loan proceeds and Borrower's Equity will not be sufficient to fully pay for all costs required to complete the  construction  of the Project in accordance with the approved
               Plans and Specifications, whether such deficiency is attributable to  changes  in the  work of  construction  or in the  Plans  and
               Specifications  or to any other cause, the Agent may make written demand  on the  Borrower  to  deposit  in an  escrow  fund  to be established  with the  Disbursing  Agent an  amount  equal to the amount of the  shortage  determined  by the Agent.  The  Borrower shall then deposit the required funds with the  Disbursing  Agent within  ten  (10)  days  after  the date of the  Agent's  written demand. No further  disbursements shall be made by the Disbursing
               Agent  until  those funds are  deposited  by the  Borrower in the escrow fund.  Whenever the Disbursing Agent has any such funds on deposit in such escrow  fund,  it shall make all future  advances for Project  Costs from the escrow fund before making any further
               Advances under the Construction Loan.

               c. Section  2.02(h).  Section 2.02(h) of the Credit  Agreement is
          amended and restated to read as follows:

               (h) Additional Security.  The Borrower irrevocably assigns to the
               Agent and grants to the Agent,  for the  benefit of the Banks,  a
               security   interest  in  and  as  additional   security  for  the
               performance  of the Borrower's  obligations  under this Agreement and the Loan  Documents,  its  interest  in all funds held by the
               Disbursing Agent,  whether or not disbursed,  all funds deposited by the Borrower with the Disbursing Agent under this Agreement or the  Disbursing  Agreement  (including  but  not  limited  to the
               Contingent  Project Cost Reserve and the Equity Escrow Fund), all
               governmental  permits obtained for the lawful construction of the
               Project, and all reserves, deferred payments,  deposits, refunds,
               cost   savings,   and  payments  of  any  kind  relating  to  the
               construction of the Project. Upon any Event of Default, the Agent
               and the Banks may use any of the  foregoing  for any  purpose for which the Borrower  could have used them under this  Agreement or with respect to the construction or financing of the Project. The
               Agent and the Banks shall also have all other rights and remedies as to any of the foregoing  which are provided  under  applicable law or in equity.

               d.  Section  2.02(p).  The  following  shall be added as  Section
          2.02(p) to the Credit Agreement:

               (p) Refunding  Advance.  The Banks agree to make a single Advance to Borrower on the Conversion Date in an amount not to exceed the difference  between (x) the total amount of the Project Costs set forth on the  Project  Sources  and Uses  Statement,  and (y) the
               actual amount of the Project Costs  expended on the Project as of the  Conversion  Date (the  "Refunding  Advance").  The Refunding
               Advance  shall  be made  available  to the  Borrower  subject  to satisfaction  of  the  conditions  set  forth  below  in  Section
               5.01(u)(ii),  by (i) the  Banks  depositing  the same in same day funds in an  account(s)  specified  by Borrower or (ii) the Banks wire  transferring  such  funds  to  a  Person(s)  designated  by
               Borrower in writing. The Borrower shall, and shall have the right to,  apply all of the  proceeds of the  Refunding  Advance to the payment  of the  Commerce  Bank  Loan to the  extent  it is still outstanding.

               e. Section  2.03(b).  Section 2.03(b) of the Credit  Agreement is
          amended and restated to read as follows:

               (b)  Term  Loan  Interest  Rate.  Subject  to the  provisions  of
               Sections 2.03 and 2.04, the portion of the Term Loan that has not been  converted to a Fixed Rate Loan pursuant to Section  2.03(d)
               shall bear  interest at a rate equal to the LIBOR Rate plus three hundred forty five (345) basis points or as otherwise provided in
               Section 2.11. The rate of interest due hereunder  shall initially be determined as of the Conversion  Date and shall  thereafter be adjusted as and when the LIBOR Rate changes. All such adjustments to the rate of interest shall be made and become  effective as of the first  Adjustment  Date  following  such  change in the LIBOR

               Rate. All such  adjustments to said rate shall be made and become effective as of the  Adjustment  Date,  and said rate as adjusted shall remain in effect until and  including  the day  immediately preceding the next Adjustment Date.  Interest  hereunder shall be computed on the basis of a year of three hundred sixty five (365)
               days, but charged for actual days principal is outstanding. In no event shall the applicable rate exceed the Maximum Rate.

               f. Section  2.03(d).  Section 2.03(d) of the Credit  Agreement is
          amended and restated to read as follows:

               (d)  Conversion to Fixed Rate Loan.  Subject to the provisions of
               Sections  2.03(a) and 2.04, on the  Conversion  Date the Borrower
               may  convert up to but not more than fifty  percent  (50%) of the
               Outstanding  Construction  Advances to a Fixed Rate Loan, bearing interest  at a rate equal to the rate  listed in the  "Government
               Agency and Similar Issues" section of the Wall Street Journal for the Federal Farm Credit Bank or the Federal Home Loan Bank having a maturity  approximately equal to the Maturity Date, which is in effect at the time of the Conversion  Date plus 325 basis points, or another  rate agreed upon by the Agent and the  Borrower.  The
               Borrower  shall  provide  written  notice  to the  Agent at least thirty (30) days prior to the Conversion Date of its intention to convert any  portion of the Term Loan to a Fixed Rate Loan.  Such written  notice  shall  specify the specific  dollar  amount that
               Borrower is electing to convert to a Fixed Rate Loan.  Any amount subject  to a fixed rate of  interest  pursuant  to this  Section shall not be subject to any adjustments under Section 2.11.

               g. Section  2.04(i).  Section 2.04(i) of the Credit  Agreement is
          amended and restated to read as follows:

               (i) Interest Rate. Subject to the provisions of Sections 2.03 and
               2.04, the Term Revolving Loan shall bear interest at a rate equal to the LIBOR  Rate plus  three  hundred  forty-five  (345)  basis points,  or as otherwise  provided in Section  2.11.  The rate of interest due  hereunder  shall  initially be determined as of the
               Conversion Date and shall  thereafter be adjusted as and when the
               LIBOR Rate changes.  All such adjustments to the rate of interest shall be made and  become  effective  as of the first  Adjustment
               Date   following   such  change  in  the  LIBOR  Rate.  All  such
               adjustments to said rate shall be made and become effective as of the  Adjustment  Date,  and said rate as adjusted shall remain in effect until and including the day immediately preceding the next
               Adjustment  Date.  Interest  hereunder  shall be  computed on the basis of a year of three  hundred  sixty  five  (365)  days,  but charged for actual days  principal  is  outstanding.  In no event shall the applicable rate exceed the Maximum Rate.

               h. Section  2.05(i).  Section 2.05(i) of the Credit  Agreement is
          amended and restated to read as follows:

                  (i) Interest  Rate.  The  Revolving  Line of Credit Loan shall bear  interest  at a rate  equal to the LIBOR  Rate plus three
                  hundred   forty-five  (345)  basis  points,  or  as  otherwise
                  provided in Section  2.11.  The rate of interest due hereunder shall  initially  be  determined  as of the date of the  first
                  Advance made under the Revolving Line of Credit Note and shall thereafter be adjusted as and when the LIBOR Rate changes. All such  adjustments  to the rate of  interest  shall be made and become  effective as of the first  Adjustment  Date  following such change in the LIBOR Rate.  All such  adjustments  to said rate shall be made and become  effective as of the  Adjustment
                  Date,  and said rate as adjusted  shall remain in effect until
                  and   including  the  day   immediately   preceding  the  next
                  Adjustment Date.  Interest  hereunder shall be computed on the basis of a year of three  hundred  sixty five (365) days,  but charged for actual days principal is outstanding.  In no event shall the applicable rate exceed the Maximum Rate.

               i. Section 2.05(h)(i). Section 2.05(h)(i) of the Credit Agreement
          is amended and restated to read as follows:

                  (i) the  aggregate  amount of all  Revolving  Letter of Credit
                  Liabilities  shall  not at  any  time  exceed  the  amount  of
                  $5,000,000.00.

               j. Section  2.06(e).  Section 2.06(e) of the Credit  Agreement is
          amended and restated to read as follows:

                  (e) Swingline  Interest  Rate.  The Swingline  Loan shall bear interest at a rate equal to the LIBOR Rate plus three  hundred forty-five  (345)  basis  points.  The  rate of  interest  due hereunder shall initially be determined as of the date of each
                  Swingline  Advance and shall thereafter be initially  adjusted on the first day of the immediately succeeding calendar month.
                  All such adjustments to the rate of interest shall be made and become  effective as of the first  Adjustment  Date  following each  Swingline  Advance.  All such  adjustments  to said rate shall be made and become  effective as of the Adjustment Date, and said rate as  adjusted  shall  remain in effect  until and including the day  immediately  preceding the next  Adjustment
                  Date.  Interest  hereunder shall be computed on the basis of a year of three hundred  sixty five (365) days,  but charged for actual days  principal is  outstanding.  In no event shall the applicable rate exceed the Maximum Rate.

               k. Section 2.11.  Section 2.11 of the Credit Agreement is amended and restated to read as follows:

                  Section 2.11.  Adjustments to Interest  Rate.  Notwithstanding
                  any other  provision  of this  Agreement,  the  Notes,  or the
                  Related  Documents,  after the  Conversion  Date,  the rate of interest  under any Loan which  bears  interest  at a variable rate, shall be adjusted  according to the following  schedule, should the Tangible  Owner's  Equity of the Borrower,  achieve the levels set forth below:

                  Tangible Owner's Equity           Interest Rate
                  -----------------------           -------------

                  Equal to or less than 55.00%      Applicable LIBOR Rate plus 345
                                                    basis points

                  Greater than 55.00% and           Applicable LIBOR Rate plus 320
                  Less than or equal to 65.00%      basis points

                  Greater than 65.00%               Applicable LIBOR Rate plus 295
                  and less than or equal to 75.00%  basis points

                  Greater than 75.00%               Applicable LIBOR Rate plus 275
                                                    basis points

                  Upon delivery of the audited financial  statements pursuant to
                  Section 5.01(c)(i) for each fiscal year end beginning with the first fiscal year end after the  Conversion  Date, the rate of interest for any Loan which bears  interest at a variable rate
                  shall   automatically  be  adjusted  in  accordance  with  the
                  Tangible  Owner's  Equity set forth  therein and the rates set forth above. Such automatic adjustment to the rate of interest shall take  effect as of the first  Business  Day of the month following  the month in which the Agent  received  the related audited financial  statements  pursuant to Section 5.01(c)(i).
                  If the  Borrower  fails  to  deliver  such  audited  financial statements  which so sets forth the  Tangible  Owner's  Equity within  the  period of time  required  by  Section  5.01(c)(i)
                  hereof or if any Event of Default occurs, the rate of interest shall  automatically  be  adjusted  to a  rate  equal  to  the applicable  LIBOR Rate plus 345 basis points,  such  automatic adjustments:  (a) to take effect as of the first  Business Day after  the last day on which  the  Borrower  was  required  to
                  deliver  the  applicable   audited  financial   statements  in
                  accordance with Section 5.01(c)(i) hereof or in the case of an
                  Event of Default,  on the date the written  notice is given to the Borrower;  and (b) to remain in effect until  subsequently adjusted  in  accordance  herewith  upon the  delivery of such audited  financial  statements  or, in the case of an Event of
                  Default,  when such  Event of  Default  has been  cured to the satisfaction of the Agent.

               l. Section  5.01(e).  Section 5.01(e) of the Credit  Agreement is
          amended and restated to read as follows:

                  (e) Tangible Net Worth.  On the Completion Date the Borrower's
                  Tangible Net Worth shall be not less than  $73,000,000.00 plus the  amount  equal to the  difference  between  (x) the  final
                  Project  Costs  determined  on the  Completion  Date,  and (y)
                  $189,645,000.00. At the end of the first fiscal year after the
                  Completion Date, and continually thereafter the Borrower shall achieve and maintain  Tangible Net Worth,  measured at the end of each fiscal year, in an amount equal to the greater of: (i)
                  the   Borrower's   Tangible  Net  Worth  at  the  end  of  the
                  immediately  preceding  fiscal year (or in the case of the end of the first full fiscal year after the  Completion  Date,  on
                  the  Completion   Date)  plus   $1,000,000.00;   or  (ii)  the
                  Borrower's  Tangible  Net Worth at the end of the  immediately preceding  fiscal

                    year (or in the  case of the end of the  first  full  fiscal year after the Completion Date, on the Completion Date) plus
                    Borrower's  retained  earnings  at the  end  of the  current fiscal year.

               m.  Section  5.01(r)(iv).   Section  5.01(r)(iv)  of  the  Credit
          Agreement is amended and restated to read as follows:

                    (iv) obtain the Agent's prior written approval of any change in the Plans and Specifications which might adversely affect the value of the Agent's security or which has a cost of One
                    Hundred Thousand and No/100 Dollars ($100,000.00) or more in any one  instance or Two Hundred  Fifty  Thousand and No/100
                    Dollars  ($250,000.00)  or more in the aggregate.  The Agent will have a  reasonable  time to evaluate  any  requests for
                    approval  of  any  changes   referred  to  in  this  Section
                    5.01(r)(iv).  The Agent may approve or disapprove changes in
                    its   reasonable   discretion,   subject  to  the  foregoing
                    provisions of this Section 5.01(r)(iv). If it appears to the
                    Agent that any change may increase the Project  Costs as set forth in the Project Sources and Uses  Statement,  the Agent may require the  Borrower to deposit  additional  funds with the Agent pursuant to the provisions of this Agreement in an
                    amount   sufficient  to  cover  the  increased  costs  as  a
                    condition to giving its approval;

               n.  Section  5.01(t).  The  following  shall be added as  Section
          5.01(t) to the Credit Agreement:

                    (t) obtain the prior written approval of the Required Banks, which approval shall not be unreasonably  withheld,  for any acquisition  or  proposed  acquisition  by an  institutional investor other than Bunge or ICM of equity  interests (other than common equity), if such equity interests are to contain preferential rights pertaining to dividends,  distributions, or other disbursements of income of the Borrower.

               o.  Section  5.01(u).  The  following  shall be added as  Section
          5.01(u) to the Credit Agreement:

                    Section 5.01(u).  Disbursing Account Deposit; Reserve Funds.
                    The Borrower hereby agrees that:

                    (i)  Immediately  upon the  execution  and  delivery  of the
                    Amendment   by  the   Borrower,   Borrower   shall   deposit
                    $34,100,000.00  into the Disbursing  Account for the benefit of the Borrower to be  disbursed  according to the terms and conditions of the Disbursing Agreement.

                    (ii)  Borrower  shall  deposit with the  Disbursing  Agent a construction  contingency fund (the "Contingent Project Cost
                    Reserve")  in the  amount of  $3,253,722.00  (the  "Original
                    Contingent  Project Cost Reserve  Amount").  Such Contingent
                    Project Cost Reserve amount is inclusive  within the deposit of

                                       10

                    $34,100,000.00  in (i) above.  The Disbursing Agent may from time to time in its reasonable  discretion  disburse amounts from the Contingent  Project Cost Reserve to pay for Project
                    Costs  exceeding the amount set forth in the Project Sources
                    and  Uses   Statement.   Immediately   following   any  such
                    disbursement,  the Borrower  shall  replenish the Contingent
                    Project Cost Reserve to the Original Contingent Project Cost
                    Reserve  Amount with funds from the Equity  Escrow Fund,  if any. On the Conversion Date,  amounts held in the Contingent
                    Project Cost Reserve shall be paid to Commerce Bank to repay the  Commerce  Bank  Loan,  so long  as (x)  all  conditions precedent to the  conversion of the  Construction  Loan into the Term  Loan and into the Term  Revolving  Loan  have been met,  (y) there  exists no  Events  of  Default,  and (z) no
                    Subordinated  Debt other than the One Hundred  Thousand  and
                    No/100 Dollars  ($100,000.00)  loan from the Iowa Department of Economic  Development  and the Commerce Bank Loan remains outstanding. If the Commerce Bank Loan has been paid in full on or  before  the  Conversion  Date,  amounts  held  in the
                    Contingent  Project  Cost  Reserve  shall  be  paid  to  the
                    Borrower.

                    (iii) Borrower  shall deposit with the Disbursing  Agent the first  $5,000,000.00  it  collects as a result of any equity offering (the "Equity  Escrow  Fund").  Until the Conversion
                    Date,  funds held in the Equity Escrow Fund shall be used by the Disbursing Agent: (a) first, to replenish the Contingent
                    Project  Cost  Reserve,  and (b) second,  for the payment of
                    Project Costs  exceeding the amount set forth in the Project
                    Sources and Uses Statement.  On the Conversion Date, amounts held in the Equity  Escrow  Fund  shall be paid to  Commerce
                    Bank to repay the  Commerce  Bank  Loan,  so long as (x) all conditions  precedent to the conversion of the  Construction
                    Loan  into the Term  Loan and into the Term  Revolving  Loan have been met,  (y) there  exists no Events of Default,  and
                    (z) no Subordinated Debt other than the One Hundred Thousand
                    and  No/100  Dollars   ($100,000.00)   loan  from  the  Iowa
                    Department  of Economic  Development  and the Commerce  Bank
                    Loan remains outstanding. If the Commerce Bank Loan has been paid in full on or before the Conversion Date,  amounts held in the Equity Escrow Fund shall be paid to the Borrower.

               p. Section  5.02(b).  Section 5.02(b) of the Credit  Agreement is
          amended by adding the  following  sentence  after the last sentence in
          Section 5.02(b):

                    Notwithstanding  anything to the contrary  contained in this
                    Section 5.02(b), the Borrower may on the Conversion Date pay
                    a  Distribution  to Bunge  and/or ICM , with the proceeds of the Refunding  Advance in an aggregate  amount not to exceed
                    the  Refunding   Advance  amount  less  the  amount  of  the
                    Refunding  Advance,  if any, used by the Borrower to pay the
                    Commerce Bank Loan.

               q. Section  5.02(i).  Section 5.02(i) of the Credit  Agreement is
          amended and restated to read as follows:

                                       11

                    (i) Transfer of Assets.  Sell, lease, assign,  transfer,  or otherwise  voluntarily  dispose  of any of  its  assets,  or permit  any of its  subsidiaries  to  sell,  lease,  assign, transfer,  or otherwise  voluntarily dispose of any of their assets except: (i) dispositions of inventory in the ordinary course of business;  (ii)  dispositions  of: (A) obsolete or worn out  equipment;  (B)  equipment  or real  property  not
                    necessary  for  the  operation  of  its  business;   or  (C)
                    equipment or real  property  which is replaced with property of  equivalent  or greater  value as the  property  which is disposed;  and (iii) after fully  funding the Equity  Escrow
                    Fund, payment of the Commerce Bank Loan from the proceeds of any equity offering of the Borrower.

               r. Section  6.02(f).  Section 6.02(f) of the Credit  Agreement is
          amended and restated to read as follows:

                    (f)  The  Borrower  shall  fail  to  pay  any  indebtedness, including without limitation  indebtedness  evidenced by the
                    Commerce Bank Loan  Document,  in an amount in excess of One
                    Hundred Thousand and No/100 Dollars ($100,000.00) (either in
                    any  individual   case  or  in  the   aggregate)   excluding
                    indebtedness  evidenced by the Notes and excluding  Ordinary
                    Trade Payable Disputes,  or any interest or premium thereon,
                    when  due   (whether   by   scheduled   maturity,   required
                    prepayment,  acceleration,  demand  or  otherwise)  and such failure shall continue after the applicable grace period, if any,  specified in the agreement or  instrument  relating to such indebtedness;  or any other Default under any agreement or  instrument  relating  to any such  indebtedness,  or any other  event,  shall  occur  and  shall  continue  after the applicable grace period, if any, specified in such agreement or instrument,  if the effect of such Default or event is to accelerate,  or to permit the  acceleration of, the maturity of  such  indebtedness  (excluding  Ordinary  Trade  Payable
                    Disputes);  or any such indebtedness shall be declared to be due and payable,  or required to be prepaid (other than by a regularly  scheduled  required  prepayment),  prior  to  the stated maturity  thereof  (excluding  Ordinary Trade Payable
                    Disputes); or

     3. Conditions Precedent.  The obligations of the Banks under this Amendment are subject to the following further conditions precedent.

          a. The remaining  undisbursed  balance of Borrower's Equity shall have been deposited with the Disbursing  Agent for  administration,  pursuant to the terms of the Amended and  Restated  Disbursing  Agreement  of even date herewith;

          b. Old Republic  National Title Insurance Company shall have delivered to the Agent its consent,  approval or other  authorization  with regard to all real estate and title  matters  concerning  the  Project as  reasonably requested by the Agent;

          c. The  Required  Banks shall have  approved  the  Commerce  Bank Loan
     Documents;

                                       12

          d. The  Required  Banks shall have  approved the SIRE Letter of Credit
     Documents;

          e. The Borrower, the Agent and the Banks shall have duly executed this
     Amendment,  and Borrower shall have satisfied all conditions  precedent set forth herein;

          f. The Agent  shall have  received  the  Allonges  to the Notes,  duly executed by the Borrower;

          g. The Agent shall have  received  (i) copies and approved the Project
     Sources and Uses Statement and the Sworn Construction  Statement,  and (ii)
     the Harris Report;

          h. UCC,  tax, and judgment lien search  reports  listing all financing statements  and other  encumbrances  which  name the  Borrower  (under  its
     present  name  and  any   previous   name)  and  which  are  filed  in  the
     jurisdictions  in which the  Borrower is located,  organized  or  maintains collateral,  together  with copies of such  financing  statements  (none of which shall cover the  collateral  purported  to be covered by the Security
     Agreement);

          i. A certificate  of the secretary of the Borrower  together with true and correct  copies of: (i) the Articles of  Organization  of the Borrower,
     including all amendments thereto,  certified by the Office of the Secretary of State of the state of its organization and dated within thirty (30) days prior to the date hereof;  (ii) the  Operating  Agreement of the  Borrower, including all  amendments  thereto;  (iii) the  resolutions of the Board of
     governors  of  the  Borrower   authorizing  the  execution,   delivery  and
     performance  of  this  Amendment,   the  other  Loan  Documents,   and  all
     documentation  executed and delivered in connection  therewith to which the
     Borrower  is a  party;  (iv)  certificates  of the  appropriate  government officials of the state of  organization of the Borrower as to its existence and good standing, and certificates of the appropriate government officials in each state where each corporate Borrower does business and where failure to qualify as a foreign corporation would have a Material Adverse Effect on the  business  and  financial  condition  of the  Borrower,  as to its good standing  and due  qualification  to do business in such state,  each dated within 30 days prior to the date hereof;  and (v) the names of the officers of the  Borrower  authorized  to sign this  Amendment  and the  other  Loan
     Documents to be executed by each corporate Borrower, together with a sample of the true signature of each such officer;

          j. The legal opinion of Husch Blackwell Sanders LLP, legal counsel for the Borrower;

          k. Evidence that the costs and expenses (including attorneys' fees and the fees  described in the Agent's letter to the Borrower dated February 1,
     2008) referred to herein,  to the extent incurred and invoiced,  shall have been paid in full;

          l. Evidence of Borrower's  commitment to the Project of the Borrower's
     Equity; and

                                       13

          m. An intercreditor  agreement  between the Agent and Commerce Bank as to the priority of the Agent's Security Interests in the Collateral, rights to payment  following an Event of Default,  and as to such other matters as reasonably requested by the Agent.

     4.  Effect  on  Credit  Agreement.  Except  as  expressly  amended  by this
Amendment,  all of the terms of the Credit Agreement shall be unaffected by this
Amendment  and shall remain in full force and effect.  Except as  expressly  set forth herein,  nothing contained in this Amendment shall be deemed to constitute a waiver of any rights of the Lender or to affect,  modify, or impair any of the rights of the Lender as provided in the Credit Agreement.

     5.  Representations and Warranties of Borrower.  The Borrower hereby agrees with, reaffirms, and acknowledges as follows:

                    (a) The execution,  delivery and performance by the Borrower of this  Amendment  and all  associated  Loan  Documents are within the Borrower's  powers,  have been duly authorized by all  necessary  action,  and  do  not  contravene:  (i)  the articles  of  organization  or  operating  agreement  of the
                    Borrower;  or (ii)  any law or any  contractual  restriction binding on or affecting the  Borrower;  and do not result in or require the  creation of any lien,  security  interest or other  charge or  encumbrance  (other  than  pursuant to the
                    terms   thereof)   upon  or  with  respect  to  any  of  its
                    properties;

                    (b) This Amendment is, and each other Loan Document to which the Borrower is a party when delivered will be, legal, valid and binding obligations of the Borrower  enforceable against the  Borrower in  accordance  with their  respective  terms,
                    except  as  may  be   limited  by   applicable   bankruptcy,
                    insolvency,  reorganization,  moratorium,  or  similar  laws affecting the enforcement of creditor's rights generally and by general principles of equity; and

                    (c) All other  representations  and warranties  contained in the Credit  Agreement  and the Loan  Documents  are true and correct and in full force and effect.

     6.  Counterparts.  It is understood  and agreed that this  Amendment may be executed in several  counterparts,  each of which shall,  for all  purposes,  be deemed  an  original,  and  all of  such  counterparts,  taken  together,  shall constitute one and the same agreement, even though all of the parties hereto may not have executed the same counterpart of this Amendment. Electronic delivery of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart to this Amendment.

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be executed by their respective officers and duly authorized,  as of the date first above written.

                [SIGNATURE PAGE TO IMMEDIATELY FOLLOW THIS PAGE]

                                       14

                                SIGNATURE PAGE TO
                        FIRST AMENDMENT TO LOAN AGREEMENT
                                 BY AND BETWEEN
                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
                 AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
                                    THE BANKS
                              DATED: March 7, 2008

SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
an Iowa limited liability company

By /s/ Mark Drake
  ---------------------------------------
        Mark Drake
        Its: General Manager

By /s/ Karol King
  ---------------------------------------
        Karol King
        Its: Board Chairman

                                       15

                                SIGNATURE PAGE TO
                        FIRST AMENDMENT TO LOAN AGREEMENT
                                 BY AND BETWEEN
                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
                 AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
                                    THE BANKS
                              DATED: March 7, 2008

AGENT:

AGSTAR FINANCIAL SERVICES, PCA,
as Administrative Agent

/s/ Ron Monson
  ---------------------------------------
By: Ron Monson
Its: Vice President

AGSTAR:
as a Bank

AGSTAR FINANCIAL SERVICES, PCA,

/s/ Ron Monson
  ---------------------------------------
By:  Ron Monson
Its:  Vice President

                                       16

                                SIGNATURE PAGE TO
                        FIRST AMENDMENT TO LOAN AGREEMENT
                                 BY AND BETWEEN
                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
                 AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
                                    THE BANKS
                              DATED: March 7, 2008

METROPOLITAN LIFE INSURANCE COMPANY,
as a Bank

/s/ Tony J. Jennings
-----------------------------------
By: Tony J. Jennings
Its: Director

Address:          8717 West 100th Street, Suite 700
                  Overland Park, KS  66210-2101

                                       17

                                SIGNATURE PAGE TO
                        FIRST AMENDMENT TO LOAN AGREEMENT
                                 BY AND BETWEEN
                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
                 AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
                                    THE BANKS
                              DATED: March 7, 2008

METLIFE BANK, N.A.,
as a Bank

/s/ Daniel A. O'Neill
-----------------------------------
By: Daniel A. O'Neill
Its:  Vice President

Address:          8717 West 100th Street, Suite 700
                  Overland Park, KS  66210-2101

                                       18

                                SIGNATURE PAGE TO
                        FIRST AMENDMENT TO LOAN AGREEMENT
                                 BY AND BETWEEN
                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
                 AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
                                    THE BANKS
                              DATED: March 7, 2008

COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., "RABOBANK
NEDERLAND", New York Branch,
as a Bank

/s/ Jeff Bliss
-----------------------------------
By:  Jeff Bliss
Its: Executive Director

/s/ Andrew Sherman
-----------------------------------
By:  Andrew Sherman
Its: Executive Director

Address:          245 Park Avenue
                  37th Floor
                  New York, NY 10167

                                       19

                                SIGNATURE PAGE TO
                        FIRST AMENDMENT TO LOAN AGREEMENT
                                 BY AND BETWEEN
                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
                 AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
                                    THE BANKS
                              DATED: March 7, 2008

AMARILLO NATIONAL BANK,
as a Bank

/s/ Leonard A. Harrington
-----------------------------------
By: Leonard A. Herrington
Its:  Vice President

Address:          P.O. Box 1
                  Amarillo, Texas  79105

                                       20

                                SIGNATURE PAGE TO
                        FIRST AMENDMENT TO LOAN AGREEMENT
                                 BY AND BETWEEN
                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
                 AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
                                    THE BANKS
                              DATED: March 7, 2008

FIRST NATIONAL BANK OF OMAHA,
as a Bank

/s/ Fallon Savage
-----------------------------------
By: Fallon Savage
Its:  Commercial Loan Officer

Address:          1620 Dodge Street
                  Omaha, NE  68197

                                       21

                                SIGNATURE PAGE TO
                        FIRST AMENDMENT TO LOAN AGREEMENT
                                 BY AND BETWEEN
                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
                 AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
                                    THE BANKS
                              DATED: March 7, 2008

BANK OF THE WEST,
as a Bank

/s/ Jason Kerr
-----------------------------------
By: Jason Karr
Its: Vice President

Address:          6873 N. West Avenue, Suite 102
                  Fresno, CA 93711

                                       22

                                SIGNATURE PAGE TO
                        FIRST AMENDMENT TO LOAN AGREEMENT
                                 BY AND BETWEEN
                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
                 AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
                                    THE BANKS
                              DATED: March 7, 2008

MONUMENTAL LIFE INSURANCE COMPANY,
as a Bank

/s/ Stephen Noonan
-----------------------------------
By: Stephen Noonan
Its: Vice President

Address:          400 West Market Street
                  5th Floor
                  Louisville KY  40202

                                       23

                                SIGNATURE PAGE TO
                        FIRST AMENDMENT TO LOAN AGREEMENT
                                 BY AND BETWEEN
                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
                 AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
                                    THE BANKS
                              DATED: March 7, 2008

M & I MARSHALL & ILSLEY BANK,
as a Bank

/s/ Jason Johnson
-----------------------------------
By:  Jason Johnson
Its:  Vice President

/s/ Gary Sloan
-----------------------------------
By:  Gary Sloan
Its:   Vice President

Address:          770 North Water Street
                  Milwaukee, WI  53202

                                       24

                                    EXHIBIT A
                       PROJECT SOURCES AND USES STATEMENT

                         [See following attached pages.]

                      Southwest Iowa Renewable Energy, LLC
                              (Development Stage)
                              Construction Budget
              Period From (Date of Inception) to January 31, 2008

                                                        Inception to
                                       ID     Current      Date           Budget    %           Variance
                                       --     -------   ------------      ------    -           ------------
SOURCES OF FUNDS
Note Payable                       2400             0    1,283,250             0    0.00       1,283,250
Note payable IDED                  2410        (1,667)      13,333        30,000   44.44         (16,667)
Construction Loan                  2500             0            0   101,000,000    0.00    (101,000,000)
Senior Debt Revolving              2510             0            0    10,000,000    0.00     (10,000,000)
Revolving line of Credit           2520             0            0             0    0.00               0
Long Term IDED                     2910             0      168,333       170,000   99.02          (1,667)
Seed Capital                       3300             0    1,650,000     1,650,000  100.00               0
Member's Equity                    3400             0   69,876,000    74,004,000   94.42      (4,128,000)
Member's Contribution              3403             0    4,128,000             0    0.00       4,128,000
Contributed Capital                3404             0      960,000             0    0.00         960,000
Additional Member Equity           3405             0            0    34,100,000    0.00     (34,100,000)
Grant Revenue                      4900         6,769      169,480       360,000   47.08        (190,520)
Interest Income                    4910             0    3,342,841     3,321,389  100.65          21,452
Contributions                      4920           250        4,325             0    0.00           4,325
Other Income                       4930             0        2,500             0    0.00           2,500
Loss on Disposition                4935             0      (34,084)            0    0.00         (34,084)
Rental Income                      4940             0       58,983             0    0.00          58,983
                                          ---------------------------------------        ----------------

TOTAL SOURCES                                   5,352   81,622,962   224,635,389   36.34    (143,012,427)

USES OF FUNDS
CASH AND NONCASH ACCRUALS
Cash - Checking - Frontier         1025      (140,309)   1,028,829             0    0.00       1,028,829
Petty Cash Frontier2-07            1027           543          962             0    0.00             962
Construction Fund                  1040             0    1,871,461             0    0.00       1,871,461
First Nat'l Payroll account        1041       (28,139)      45,188             0    0.00          45,188
Accounts Receivable                1100        (1,032)       6,769             0    0.00           6,769
Accumulated Depreciation           1890        (1,143)     (11,804)            0    0.00         (11,804)
Prepaid Insurance                  1160        (8,139)      18,294             0    0.00          18,294
Prepaid Office Rent                1166             0        3,525             0    0.00           3,525
Prepaid Taxes                      1170             0        5,223             0    0.00           5,223
Accounts Payable                   2000    (2,830,762) (23,347,427)            0    0.00     (23,347,427)
Accrued Expenses                   2020        25,322      (84,314)            0    0.00         (84,314)
Retainage payable                  2060             0   (3,968,097)            0    0.00      (3,968,097)
State WH Payable                   2101         3,645       (1,830)            0    0.00          (1,830)
Unemployment Fed Payable           2110           114         (232)            0    0.00            (232)
Unemployment State Payable         2112          (241)        (344)            0    0.00            (344)
                                          ---------------------------------------        ----------------

                                           (2,980,140) (24,433,798)            0    0.00     (24,433,798)
PLANT CONSTRUCTION COSTS
Construction Contract              1300             0   69,767,728   118,000,000   59.13     (48,232,272)
Construction Sales Tax             1301       321,579      570,718     3,268,693   17.46      (2,697,975)
Admin Building                     1305        25,000      109,777       660,000   16.63        (550,223)
Office Equipment                   1310             0       39,867        80,000   49.83         (40,133)
Computers, Software, Network       1315         5,954       42,543       300,000   14.18        (257,458)
Office Equipment Other-Signage     1316             0            0             0    0.00               0
Construction Ins-Builders Risk     1325             0      267,618       400,000   66.90        (132,382)
Capitalized Interest               1330             0            0     5,400,000    0.00      (5,400,000)
Construction Contingency           1335             0            0     3,253,722    0.00      (3,253,722)
Steam Infrustructure Costs         1350       538,844    3,108,365    20,632,955   15.07     (17,524,590)
Grain Storage and DDGS Handling    1355       503,353    9,069,553     9,612,977   94.35        (543,424)
Emissions Monitoring               1356             0            0       300,000    0.00        (300,000)
Back up boilers                    1358             0            0     6,670,000    0.00      (6,670,000)
Power Distribution                 1360       238,927      283,640     3,904,273    7.26      (3,620,633)
Engineering                        1802             0       40,008             0    0.00          40,008
                                          ---------------------------------------        ----------------

                                            1,633,657   83,299,816   172,482,620   48.29     (89,182,804)

3/17/2008 at 2:07 p.m.                  Prepared by Management                                  Page: 1

                      Southwest Iowa Renewable Energy, LLC
                              (Development Stage)
                              Construction Budget
              Period From (Date of Inception) to January 31, 2008

                                                        Inception to
                                       ID     Current      Date           Budget    %           Variance
                                       --     -------   ------------      ------    -           ------------
SITE COSTS
Land                               1400             0    2,064,090     2,064,090  100.00               0
Site Engineering (Survey& Bori     1405             0      114,835     1,162,216    9.88      (1,047,381)
Site Fencing                       1410             0       77,802       237,000   32.83        (159,198)
Site Improvements                  1415        18,455    5,154,387     5,410,275   95.27        (255,888)
Hard Surface Roads                 1420             0            0     1,400,600    0.00      (1,400,600)
Site Maintenance                   1425             0            0             0    0.00               0
Site Utilities                     1430         8,320      497,259       435,070  114.29          62,189
Permitting                         1435             0        1,145       300,000    0.38        (298,855)
Security Fence                     1440             0        2,004             0    0.00           2,004
                                          ---------------------------------------        ----------------

                                               26,775    7,911,523    11,009,251   71.86      (3,097,728)

NATURAL GAS                                         0            0     1,807,000    0.00      (1,807,000)
                                          ---------------------------------------        ----------------

                                                    0            0     1,807,000    0.00      (1,807,000)

SCALES y& PROBE                                      0            0       750,000    0.00        (750,000)
                                          ---------------------------------------        ----------------

                                                    0            0       750,000    0.00        (750,000)
RAILROAD
Mainline Rail Switch               1500             0            0             0    0.00               0
Yard Rail Switch                   1505             0            0             0    0.00               0
Rail Track                         1510     1,140,219    3,556,378     4,521,461   78.66        (965,083)
Rail Development Engineering       1511        17,224      131,204       200,000   65.60         (68,796)
Railroad Contingency               1515             0       40,000        40,000  100.00               0
Rail Infrastructure                1525             0    1,314,825     1,669,938   78.73        (355,113)
Rail Spur Development              1530             0    1,967,839     5,203,884   37.81      (3,236,045)
                                          ---------------------------------------        ----------------

                                            1,157,444    7,010,247    11,635,283   60.25      (4,625,036)

FIRE PROTECTION/WATER SUPPLY
Fire Protection Loop               1600             0      471,759       522,648   90.26         (50,889)
Fire Protection Equipment          1605             0            0             0    0.00               0
Fire Water Pumps y& Hydrants        1610             0            0       487,060    0.00        (487,060)
Wells or Water System Access       1615             0       66,504       612,543   10.86        (546,039)
Water System Pump                  1620             0       10,564        10,900   96.92            (336)
Drain Field y& Septic Tank          1625             0          625             0    0.00             625
Water Treatment System             1630             0      417,407     2,030,000   20.56      (1,612,593)
Process Building Fire Suppress     1640             0          320             0    0.00             320
Blow Down Pond                     1645             0            0             0    0.00               0
                                          ---------------------------------------        ----------------

                                                    0      967,178     3,663,151   26.40      (2,695,973)

ROLLING STOCK
Rolling Stock                      1730             0        9,737     2,000,000    0.49      (1,990,263)
                                          ---------------------------------------        ----------------

3/17/2008 at 2:07 p.m.                  Prepared by Management                                  Page: 2

                      Southwest Iowa Renewable Energy, LLC
                              (Development Stage)
                              Construction Budget
              Period From (Date of Inception) to January 31, 2008

                                                        Inception to
                                       ID     Current      Date           Budget    %           Variance
                                       --     -------   ------------      ------    -           ------------
                                                    0        9,737     2,000,000    0.49      (1,990,263)
FINANCING COSTS
Financing Costs   ***              1900             0    2,419,153     1,618,824     149         800,329
Loan Origination Fees              1905             0            0             0       -               0
Bank Commitment Fee                1910             0      149,995       150,000     100              (5)
Bank Annual Service Fee            1920             0            0             0       -               0
Construction Inspections           1925             0            0             0       -               0
Bank Attorney Fees                 1930             0      132,710       132,710     100               0
Title Insurance                    1935             0       71,676        72,000     100            (324)
Disbursement Agent fee             1940             0        5,000         5,000     100               0
Appraisal Cost                     1945             0       25,500        25,500     100               0
                                          ---------------------------------------        ----------------

                                                    0    2,804,034     2,004,034     140         800,000

PRE PRODUCTION PERIOD COSTS
Preproduction - Start-Up Costs     5300             0        2,589        50,000       5         (47,411)
Preproduction - Admin Labor        5310        30,418      443,657       837,670      53        (394,013)
Employment expenses                5311           649       83,527       150,000      56         (66,473)
Preproduction Production Labor     5320             0            0       462,000       -        (462,000)
Preproduction - Utilities          5330        10,465      137,856       170,000      81         (32,144)
Rail Leases                        5335             0            0             0       -               0
Training costs                     5340          (496)      12,046       100,000      12         (87,954)
Operating Costs                    5350             0          401        30,000       1         (29,599)
                                          ---------------------------------------        ----------------

                                               41,036      680,076     1,799,670      38      (1,119,594)
INVENTORY-WORKING CAPITAL
Inventory - Corn                   1205             0            0     3,500,000    0.00      (3,500,000)
Inventory - Ethanol                1210             0            0     5,300,000    0.00      (5,300,000)
Inventory - Chemicals y& Ingred     1215             0            0       800,000    0.00        (800,000)
Spare Parts                        1225             0            0       750,000    0.00        (750,000)
Working Capital                    1240             0            0     1,000,000    0.00      (1,000,000)
Inventory DDGS                     1245             0            0     1,300,000    0.00      (1,300,000)
                                          ---------------------------------------        ----------------

                                                    0            0    12,650,000    0.00     (12,650,000)

ORGANIZATIONAL COSTS

ENTITY ORGANIZATION
Organizational - Legal             5000             0       11,976        15,000      80          (3,024)
Organizational - Accounting        5010             0            0             0       -               0
Organizational - Misc              5020            65       33,627        35,000      96          (1,373)
                                          ---------------------------------------        ----------------

                                                   65       45,603        50,000      91          (4,397)

COST OF RAISING CAPITAL
Cost of Rasing Capital             3940             0      139,889       145,000      96          (5,111)
                                          ---------------------------------------        ----------------

                                                    0      139,889       145,000      96          (5,111)

3/17/2008 at 2:07 p.m.                  Prepared by Management                                  Page: 3

                      Southwest Iowa Renewable Energy, LLC
                              (Development Stage)
                              Construction Budget
              Period From (Date of Inception) to January 31, 2008

                                                        Inception to
                                       ID     Current      Date           Budget    %           Variance
                                       --     -------   ------------      ------    -           ------------

OPERATING
Office expense                     6000           841       11,165        25,000      45         (13,835)
Office labor                       6010         4,016      151,727       200,000      76         (48,273)
Office equipment/supplies          6020          (448)      17,746        28,000      63         (10,254)
Telephone                          6030         1,036       14,761        23,000      64          (8,239)
Internet service                   6040           563        2,621         7,500      35          (4,879)
Postage and printing               6050         1,545       28,716        40,000      72         (11,284)
Rent                               6060         3,525       53,886        65,000      83         (11,114)
License and fees                   6070             0          310         2,000      16          (1,690)
Directors meeting expense          6200        16,031      336,333       522,480      64        (186,147)
Director travel expense            6210          (354)      16,405        28,000      59         (11,595)
Travel expenses                    6215         3,884       44,765        65,000      69         (20,235)
Member meeting expenses            6216             0        8,197        15,000      55          (6,803)
Payroll tax expense                6230         4,352       34,528       130,000      27         (95,472)
Employee Benefits                  6241         3,480       23,592       132,000      18        (108,408)
Accounting fees                    6400        18,250      139,486       227,000      61         (87,514)
Legal                              6410        39,407      766,738     1,082,000      71        (315,262)
Consulting fees                    6420        14,310      404,112       475,000      85         (70,888)
Professional Fees                  6425           769       16,741       150,000      11        (133,259)
Membership Meetings                6440             0          771         7,500      10          (6,729)
Conference Fees                    6441            10        6,412        12,000      53          (5,589)
General meeting                    6445           738        3,310         3,500      95            (190)
Membership Fees                    6450             0          305         2,000      15          (1,695)
Bank charges                       6600             0       10,110        14,000      72          (3,890)
Depreciation                       6610         1,143       11,804        44,000      27         (32,196)
Miscellaneous expense              6620           563       56,128        70,000      80         (13,872)
Donations                          6630             0      100,000       100,000     100               0
Dues & subscriptions               6640         2,601        9,519         9,800      97            (281)
Insurance-operations               6650             0            0        20,000       -         (20,000)
Insurance-D&O                      6660         5,945       98,637       165,000      60         (66,363)
Insurance-Bond                     6662            75        1,309         7,500      17          (6,191)
Insurance-Workers Comp             6663           343        3,485        19,800      18         (16,315)
Insurance-Gen Liability            6664         1,939       35,271        62,000      57         (26,730)
Insurance-Land Title               6665             0          300           300     100               0
Insurance-Railroad Prot            6666             0        4,658         5,000      93            (342)
Interest                           6670             0        1,804         2,000      90            (196)
Property taxes                     6680             0          672        35,000       2         (34,328)
Advertising                        6690             0        1,217         8,500      14          (7,283)
Project coordinator                6800             0      362,492       362,500     100              (8)
Project coordinator Expansion      6801             0       30,000        30,000     100               0
Permitting                         6810             0        4,699        60,000       8         (55,301)
Site/land improvements             6820             0       37,001        42,000      88          (4,999)
Site Assessments                   6825         1,210      330,820       340,000      97          (9,180)
                                          ---------------------------------------        ----------------

                                              125,774    3,182,552     4,639,380      69      (1,456,828)

                                          ---------------------------------------        ----------------

PRE PRODUCTION TOTAL                          125,839    3,368,044     4,834,380      70      (1,466,336)

                                          ---------------------------------------        ----------------

TOTAL USES                                      4,611   81,616,857   224,635,389      36    (143,018,532)
                                          ---------------------------------------        ----------------

TOTAL SOURCES                                   5,352   81,610,726   224,635,389      36    (143,024,663)
                                          ---------------------------------------        ----------------

TOTAL SOURCES LESS USES                           741      $ 5,364           $ 0                 $ 5,364
                                          ==============================================================

=========================================================================================================
*** Includes RDA shares issued for services rendered in the amount of $800,000
---------------------------------------------------------------------------------------------------------

3/17/2008 at 2:07 p.m.                  Prepared by Management                                  Page: 4

                                    EXHIBIT B
                          SWORN CONSTRUCTION STATEMENT

                         [See following attached pages.]

SWORN CONSTRUCTION STATEMENT                                                                                    Attachment 6
                                               OWNER: Southwest Iowa Renewable Energy, LLC
                                         PROPERTY AT: 10976 189th Street, Council Bluffs, IA 51503
---------------------------------------------------------------------------------------------------------------------------------------------------
      SIRE As of 1-31-2008
---------------------------------------------------------------------------------------------------------------------------------------------------
IMPORTANT NOTICE: This statement must be complete as to names of all persons and companies  furnishing labor and/or material on the premises herein.
Any increase in cost, from changes in  construction or otherwise,  must be forthwith  reported to the DISBURSING  AGENT with additional  deposits to cover such increase in cost.
---------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  Amounts
                                                                                            Bids or                               Remaining
                                                                                            Bids or                               for Signed
     ITEMS                                      FURNISH BY                        Budget    Contracts           AMT PAID          Contracts
---------------------------------------------------------------------------------------------------------------------------------------------------
    1   Plant Construction Costs
---------------------------------------------------------------------------------------------------------------------------------------------------
                                                ICM Fixed Price Contract                    $118,000,000      $48,042,404        $69,957,596
---------------------------------------------------------------------------------------------------------------------------------------------------
    2       Builders Risk(thru 1 May 08)                        IMA, Ins                        $267,618         $267,618                 $0
---------------------------------------------------------------------------------------------------------------------------------------------------
            Builders Risk(thru 1 Sept 08)                       IMA, Ins        $132,382
---------------------------------------------------------------------------------------------------------------------------------------------------
    3 Steam System(Turbine, Building, Etc)      ICM Fixed Price Contract                     $19,882,955       $2,497,537
---------------------------------------------------------------------------------------------------------------------------------------------------
    3 Steam System(Turbine, Start Up/Cleaning)                      ICM         $750,000
---------------------------------------------------------------------------------------------------------------------------------------------------
        Engineering & Contract Administration               HGM Opinion                                           $23,628
---------------------------------------------------------------------------------------------------------------------------------------------------
    4 Grain and DDGS Storage and Handling               Todd & Sargents                       $9,612,977       $7,399,640         $2,213,338
---------------------------------------------------------------------------------------------------------------------------------------------------
    5 Rail Road
---------------------------------------------------------------------------------------------------------------------------------------------------
         North Grading                                        Petersons                       $1,760,548       $1,667,031            $93,517
---------------------------------------------------------------------------------------------------------------------------------------------------
         North Grading Completion                              Kreifels
                                                           Construction
                                                         and Excavation                         $345,285         $294,043            $51,242
---------------------------------------------------------------------------------------------------------------------------------------------------
         South Grading                                         Kreifels
                                                           Construction
                                                         and Excavation                       $2,135,488       $1,945,137           $190,351
---------------------------------------------------------------------------------------------------------------------------------------------------
         Other-Misc MidAm/Culvert/BNSF Issues            MidAm/Kreifels         $167,172
---------------------------------------------------------------------------------------------------------------------------------------------------
         Rail Bridge                                             Dixon                        $1,669,938        $1,007,758          $662,180
---------------------------------------------------------------------------------------------------------------------------------------------------
         Rail Construction                                        Colo                          $971,565
---------------------------------------------------------------------------------------------------------------------------------------------------
         Rail Construction Inner Loop                                           $997,192
---------------------------------------------------------------------------------------------------------------------------------------------------
         Direct Purchase of Rail Materials           LB Foster/Narstco/
                                                          Progress Rail       $3,507,544
---------------------------------------------------------------------------------------------------------------------------------------------------
         Engineering & Contract Administration              HGM Opinion                                          $227,242
---------------------------------------------------------------------------------------------------------------------------------------------------
         Channel Assemblies thru loadout building        Drake Williams                          $40,552          $40,794
---------------------------------------------------------------------------------------------------------------------------------------------------
         CBEC Option                                                                             $40,000          $40,000                 $0
---------------------------------------------------------------------------------------------------------------------------------------------------
    6 Site Costs
---------------------------------------------------------------------------------------------------------------------------------------------------
         Geopiers                                            Petersons                        $1,704,260       $1,704,260                 $0
---------------------------------------------------------------------------------------------------------------------------------------------------
         Plant Grading                                        Kreifels
                                                          Construction
                                                        and Excavation                        $3,560,448       $3,459,858           $100,590
---------------------------------------------------------------------------------------------------------------------------------------------------
         Site Utilities
---------------------------------------------------------------------------------------------------------------------------------------------------
            Fire Loop/Tank supply line                         Midwest
                                                           Underground                          $388,341         $388,341                 $0
---------------------------------------------------------------------------------------------------------------------------------------------------
            Potable Water Main/Sanitary Sewers                 Midwest
                                                           Underground                          $145,207         $107,177            $38,030
---------------------------------------------------------------------------------------------------------------------------------------------------
            Process Water Wells                         Layne Western                           $245,455               $0           $245,455
---------------------------------------------------------------------------------------------------------------------------------------------------
            Potable Water Wells                                                                  $18,999               $0            $18,999
---------------------------------------------------------------------------------------------------------------------------------------------------
            Other Utilites
---------------------------------------------------------------------------------------------------------------------------------------------------
                Septic Tanks                               D&D Septic                            $25,684          $25,684                 $0
---------------------------------------------------------------------------------------------------------------------------------------------------
                Well Testing                                    Cahoy                            $12,905          $12,905                 $0
---------------------------------------------------------------------------------------------------------------------------------------------------
                Temporary Power/Tanks                    ABC Electric           $161,937                         $161,938
---------------------------------------------------------------------------------------------------------------------------------------------------
                Temporary Power - MidAm                         MidAm            $27,710                          $27,710
---------------------------------------------------------------------------------------------------------------------------------------------------
                Temporary Power - ICM                             ICM            $40,989
--------------------------------------------------------------------------------------------------------------------------------------------------
            Non-contact Process Water Main                HGM Opinion           $309,501
---------------------------------------------------------------------------------------------------------------------------------------------------
            Fire Pumps, Hydrants, Monitors            ICM Fixed Price
                                                             Contract                           $487,060
---------------------------------------------------------------------------------------------------------------------------------------------------
            Fencing & Gating                             American Fence         $237,000                          $79,806
---------------------------------------------------------------------------------------------------------------------------------------------------
            Landscaping                                  HGM Engineer
                                                              Opinion           $100,000
---------------------------------------------------------------------------------------------------------------------------------------------------
            Containment(Storage Tanks)                    HGM Opinion           $250,000
---------------------------------------------------------------------------------------------------------------------------------------------------
            Engineering & Contract Administration         HGM Opinion           $972,216                         $225,030
--------------------------------------------------------------------------------------------------------------------------------------------------
            Ground Soil Compaction Testing                HGM Opinion           $190,000                         $164,945
---------------------------------------------------------------------------------------------------------------------------------------------------
    7       Road/Parking Lot Paving                       HGM Engineer
                                                          Opinion             $1,400,600
---------------------------------------------------------------------------------------------------------------------------------------------------
            Permitting                                    Bunge & ICM
                                                          Engineer Est          $300,000                           $5,095
---------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------
      Electrical
---------------------------------------------------------------------------------------------------------------------------------------------------
    8     SIRE Permanent Power                            ICM Fixed
                                                          Price Contract                        $1,328,800        $66,087
---------------------------------------------------------------------------------------------------------------------------------------------------
    8     Engineer Design Grain Hndlng Automation         Interstates
                                                          Engineering           $235,000                          $23,186
---------------------------------------------------------------------------------------------------------------------------------------------------
    9     Electrical Installation Grain Hndlng            Interstates
                                                          Esitmate with
                                                          ICM Agreement       $2,265,000
---------------------------------------------------------------------------------------------------------------------------------------------------
   10     Electrical - MidAm Power line Relocation        HGM Engineer
                                                          Opinion                $75,473
---------------------------------------------------------------------------------------------------------------------------------------------------
      Backup Boilers & Building                           Proposal
                                                          Rasmussen           $6,670,000
---------------------------------------------------------------------------------------------------------------------------------------------------
      Natural Gas Piping                                  Proposal Northern   $1,807,000
---------------------------------------------------------------------------------------------------------------------------------------------------
      Scales & Probe
---------------------------------------------------------------------------------------------------------------------------------------------------
   11    Two Truck Scales                                 Scales Sales
                                                          & Service (Contract)  $116,000
---------------------------------------------------------------------------------------------------------------------------------------------------
        Grain Hndlng Accounting Software                  John Deer
                                                          Agri-Services
                                                          (Proposal)            $99,000
---------------------------------------------------------------------------------------------------------------------------------------------------
   12   Scales & Probe Bldg                               Bunge Engineering
                                                          Estimate             $535,000
---------------------------------------------------------------------------------------------------------------------------------------------------
   13 Water Treatment                                     ICM Fixed Price
                                                          Contract                              $2,030,000          $600
---------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------
   15 Land                                                Pottawattamie County                  $2,064,090       $780,840         $1,283,250
---------------------------------------------------------------------------------------------------------------------------------------------------
   16 Continious Emissions Monitoring Equipment           ICM Estimate
                                                          Based
                                                          on Experience        $300,000
---------------------------------------------------------------------------------------------------------------------------------------------------
   17 Administrative Building                             Prairie
                                                          Construction         $660,000                           $22,646
---------------------------------------------------------------------------------------------------------------------------------------------------
   18 Office Equipment                                    Various               $80,000                           $39,781
---------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  Amounts
                                                                                            Bids or                               Remaining
                                                                                            Bids or                               for Signed
     ITEMS                                      FURNISH BY                        Budget    Contracts           AMT PAID          Contracts
---------------------------------------------------------------------------------------------------------------------------------------------------
      Computers, Software, Network                        Various              $300,000                          $46,326
---------------------------------------------------------------------------------------------------------------------------------------------------
   19 Capitalized Interest                                AgStar             $5,400,000
---------------------------------------------------------------------------------------------------------------------------------------------------
      Construction Contingency                                               $3,268,693
---------------------------------------------------------------------------------------------------------------------------------------------------
   20 Sales Tax Contingency                                                  $3,253,722
---------------------------------------------------------------------------------------------------------------------------------------------------
   21 Financing Costs
---------------------------------------------------------------------------------------------------------------------------------------------------
                                                          AgStar               $368,000         $1,046,000    $1,046,000                  $0
---------------------------------------------------------------------------------------------------------------------------------------------------
      Pre-Production Period Costs                                            $1,799,670                         $666,907
---------------------------------------------------------------------------------------------------------------------------------------------------
   22 Organizational & Development                                           $5,424,414                       $3,816,013
---------------------------------------------------------------------------------------------------------------------------------------------------
         Cost of Raising Capital                                                                                $139,999
---------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------
   24 Rolling Stock                                                          $2,000,000
---------------------------------------------------------------------------------------------------------------------------------------------------
   25 Working Capital (Assumes $15M Revolver +$10M Additional Available)
---------------------------------------------------------------------------------------------------------------------------------------------------
         Inventory Working Capital                        Cash               $1,000,000
---------------------------------------------------------------------------------------------------------------------------------------------------
         Inventory Working Capital                        Corn               $3,500,000
---------------------------------------------------------------------------------------------------------------------------------------------------
         Inventory Working Capital                        Chemicals &
                                                          Ingredients          $800,000
---------------------------------------------------------------------------------------------------------------------------------------------------
         Inventory Working Capital                        Spare Parts          $750,000
---------------------------------------------------------------------------------------------------------------------------------------------------
         Inventory Working Capital                        Ethanol            $5,300,000
---------------------------------------------------------------------------------------------------------------------------------------------------
         Inventory Working Capital                        DDGS               $1,300,000
---------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------
                                                          SUBTOTAL          $56,851,214         167,784,175   $76,463,964         74,854,548
---------------------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------------------
      **Proposals or contracts have not been completed

                STATE OF Iowa)
      >                                               SS.
                COUNTY OF Pottawattamie)

The undersigned being first duly sworn, each for himself, as General Contractor and Borrower,  deposes and says that the foregoing are the names of all parties having contracts or subcontracts for specified  portions of the work on said property and building or material  entering into the construction  thereof,  and the amounts due and to become due to each of said parties,  that the items mentioned include all labor and material required to complete said buildings according to plans and specifications, that there are no other contracts outstanding;  and that there is nothing due or to become due to any person for material, labor or other work of any kind done upon said building other than as above stated.

The undersigned further deposes and says that no increase in the cost of construction will be made under any circumstances without furnishing information on same to the DISBURSING AGENT with additional deposits to cover such increase;  that, in the event of any such increase,  no orders or claims will be made to said company until such  information  and additional  deposits shall have been completed;  that the purpose of said statement is to induce said company to pay out the proceeds of a loan of $111,000,000 secured by a mortgage on said  property;  and that,  upon payment of the specific  unpaid items listed  herein,  the  undersigned  General
Contractor  hereby agrees to waive all claims of priority to said mortgage and both parties herein will save said company harmless as to any claims of priority of lien for any labor or material, furnished or to be furnished, for completion of construction.

      /s/ Ted Bauer
---------------------------------
      Treasurer, Board Member

The foregoing instrument was acknowledged before me this 21st day of February, 2008.

      /s/ Laura Schulz
--------------------------------
      NOTARY STAMP:

                                                                                                     Signature of Notary Public